UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  November 3, 2003



                             ELIZABETH ARDEN, INC.
            (Exact name of registrant as specified in its charter)



            Florida                 1-6370                   59-0914138
(State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)           File Number)           Identification  No.)


     14100 N.W. 60th Avenue, Miami Lakes, Florida               33014
       (Address of principal executive offices)               (Zip Code)


     Registrant's telephone number, including area code:  (305) 818-8000




        _____________________________________________________________
        (Former name or former address, if changed since last report)

Item 7.   Financial Statements and Exhibits.

       (c)  Exhibits.

            99.1 Press Release dated November 3, 2003.


Item 9.   Regulation FD Disclosure.

     On November 3, 2003, Elizabeth Arden, Inc. (the "Company") issued a press release to announce that it will consolidate its U.S. warehouse operations into a single U.S. distribution facility in Roanoke, Virginia by March 2004. The Company will close and sell its Miami Lakes, Florida distribution center and relocate its Miami Lakes corporate offices to another location in the area.

     In accordance with General Instruction B.2 of Form 8-K, the information contained in said press release shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

     A copy of the press release is attached to this Form 8-K as Exhibit 99.1.




                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ELIZABETH ARDEN, INC.


Date:  November 4, 2003            /s/ Stephen J. Smith
       ----------------            --------------------
                                   Stephen J. Smith
                                   Executive Vice President and
                                   Chief Financial Officer

                                EXHIBIT INDEX


Exhibit Number                       Description
--------------   -----------------------------------------------------------
    99.1         Elizabeth Arden, Inc. Press Release dated November 3, 2003.